Exhibit 10.37

[Form of Lock-Up Agreement]

Alliance MMA, Inc.

590 Madison Avenue, 21st Floor

New York, New York 10022

Attn: Paul K. Danner, III, CEO

Network 1 Financial Securities, Inc.

The Galleria, Building 2

2 Bridge Avenue
Red Bank, NJ 07701

Attn: Damon D. Testaverde, Managing Director

RE:	Lock-up Agreement

Gentlemen:

The undersigned understands that Network 1 Financial Securities, Inc. (the “Selling Agent”) proposes to enter into a Selling Agent Agreement (the “Selling Agent Agreement”) with Alliance MMA, Inc., a Delaware corporation (the “Company”), providing for the initial public offering (the “Offering”) of up to 3,333,333 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company (the “Shares”) pursuant to a registration statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”).

To induce the Selling Agent to enter into the Selling Agent Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the Shares and continuing to and including the date 180 days after the effective date of the Registration Statement (the “Lock-up Period”), the undersigned will not, without the prior written consent of the Selling Agent, directly or indirectly, (i) offer, sell, contract to sell, assign, transfer, encumber, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of the Company’s Common Stock, or any options or warrants to purchase any shares of Common Stock of the Company or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (collectively, “Common Stock Equivalents”) held of record by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC as of the date of the final prospectus (collectively the “Lock-up Shares”), (ii) enter into or establish any arrangement constituting a “put equivalent position,” as defined by Rule 16a-1(h) promulgated under the Securities Exchange Act of 1934, as amended, (iii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Lock-up Shares, (iv) exercise any registration rights with respect to any Common Stock or Common Stock Equivalents or (v) announce an intent to do any of the forgoing.

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Lock-up Shares even if the Lock-up Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Lock-up Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such of the Lock-up Shares.

Notwithstanding the foregoing, the undersigned may transfer any or all Lock-up Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof have executed and delivered to the Selling Agent a written agreement providing their agreement to be bound by the restrictions set forth herein, (ii) to any trust, partnership, limited liability company or other legal entity commonly used for estate planning purposes which is established for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee, general partner, manager or other administrator, as the case may be, has executed and delivered to the Selling Agent a written agreement providing their agreement to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Selling Agent. For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee has executed and delivered to the Selling Agent a written agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-up Shares except in compliance with the foregoing restrictions. Following expiration of the Lock-up Period, it is understood and agreed that the undersigned may dispose of the Lock-up Shares free of any contractual obligation hereunder. Notwithstanding the foregoing, if, options for Common Stock held by the undersigned that are exercisable shall expire during the Lock-Up Period, unless exercised, the undersigned may exercise such options and sell the shares received upon exercise, to satisfy obligations under a cashless exercise arrangement, without the consent of the Selling Agents, provided the shares issued upon the exercise of such options shall be subject the terms of this letter agreement and deemed Lock-up Shares except to the extent sold pursuant to such cashless exercise.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the Offering.

If (1) during the last 17 days of the initial Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period or provides notification to the Selling Agent of any earnings release, or material news or a material event that may give rise to an extension of the Lock-Up Period; the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The undersigned shall not engage in any transaction that may be restricted by this Agreement, solely as a result of the issuance of an earnings release or the occurrence of a material news or material event, during the 34-day period beginning on the last day of the initial Lock-Up Period unless the undersigned requests and receives prior written confirmation from the Company or the Selling Agent that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and the Selling Agent are relying upon this letter agreement in proceeding toward consummation of the offering and the proposed public offering is still confidential. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal selling agents, successors, and assigns. If for any reason the Selling Agent Agreement shall terminate or be terminated prior to payment for and delivery of the Shares on the Initial Closing Date (as defined in the Selling Agent Agreement), the agreement set forth above shall likewise be terminated.

Very truly yours,

______________________ (Signature)

Print Name: _________________

Date Signed: ________________________, 2016

__________________________________

Entity Name (if held by an entity)

By: _____________________________________ (Signature)

Print Name: _________________

Title, if any: ______________________________

Date Signed: ________________________, 2016